As filed with the Securities and Exchange Commission on February 28, 2000

                                         Securities Act Registration No. 2-55301
                                Investment Company Act Registration No. 811-2619

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 37
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 28
                        (Check appropriate box or boxes)

                                   ----------

                        PRUDENTIAL MONEYMART ASSETS, INC.
               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE,
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
               (Address of Principal Executive Offices) (Zip Code)

                                   ----------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-3028
                            ROBERT C. ROSSELOT, ESQ.
                              GATEWAY CENTER THREE,
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

          [X] immediately upon filing pursuant to paragraph (b)

          [ ] on (date) pursuant to paragraph (b)

          [ ] 60 days after filing pursuant to paragraph (a)(1)

          [ ] on (date) pursuant to paragraph (a)(1)

          [ ] 75 days after filing pursuant to paragraph (a)(2)

          [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.
              If appropriate, check the following box:

          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   ----------

Title of Securities Being Registered............................................
                               Shares of Common Stock, Par Value $.001 per Share

================================================================================

[PRUDENTIAL LOGO]


                                                   PROSPECTUS: FEBRUARY 28, 2000




Prudential
MoneyMart
Assets, Inc.

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FUND TYPE: Money market
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OBJECTIVE: Maximum current income consistent with stability of capital and the maintenance of liquidity
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As with all mutual funds,
the Securities and
Exchange Commission has
not approved or
disapproved the Fund's
shares, nor has the SEC
determined that this
prospectus is complete or
accurate. It is a
criminal offense to state
otherwise.

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Table of Contents
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1    Risk/Return Summary
1    Investment Objective and Principal Strategies
1    Principal Risks
2    Evaluating Performance
4    Fees and Expenses

5    How the Fund Invests
5    Investment Objective and Policies
7    Other Investments and Strategies
9    Investment Risks

10   How the Fund is Managed
10   Board of Directors
10   Manager
10   Investment Adviser
11   Distributor

12   Fund Distributions and Tax Issues
12   Distributions
12   Tax Issues

14   How to Buy and Sell Shares of the Fund
14   How to Buy Shares
20   How to Sell Your Shares
22   How to Exchange Your Shares
23   Telephone Redemptions and Exchanges

24   Financial Highlights
24   Class A Shares
25   Class Z Shares

26   The Prudential Mutual Fund Family

     For More Information (Back Cover)

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Prudential MoneyMart Assets, Inc.                          [LOGO] (800) 225-1852

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Risk/Return Summary
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------------------------------
MONEY MARKET FUNDS


Money market funds (which hold
high-quality short-term debt
obligations) provide investors
with a lower risk, highly
liquid investment option.
These funds attempt to
maintain a net asset value of
$1 per share, although there
can be no guarantee that they
will always be able to do so.
------------------------------


This section highlights key information about PRUDENTIAL MONEYMART ASSETS, INC., which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is MAXIMUM CURRENT INCOME CONSISTENT WITH STABILITY OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. This means we look for investments that we think will provide a high level of current income. To achieve our objective, we invest in short-term money market instruments such as obligations issued by the U.S. Government, commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies, and obligations issued by foreign banks, companies or foreign governments. The Fund will invest only in instruments with remaining maturities of thirteen months or less and which are denominated in U.S. dollars. The Fund may invest in longer-term securities that are accompanied by demand features which will shorten the effective maturity of the securities to thirteen months or less. While we make every effort to achieve our objective and maintain a net asset value of $1 per share, we can't guarantee success. To date, the Fund's net asset value has never deviated from $1 per share.


PRINCIPAL RISKS

     Although we try to invest wisely, all investments involve risk. Since the Fund invests in debt obligations, there is the risk that the value of a particular obligation could go down. Debt obligations are generally subject to CREDIT RISK--the risk that the issuer of a particular security may be unable to make principal and interest payments when they are due, and MARKET RISK--the risk that the securities could lose value because interest rates change or investors lose confidence in the ability of issuers in general to pay back their debt. With respect to the Fund's investments in asset-backed securities, there is a risk of

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                                                                               1

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Risk/Return Summary
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prepayment, which means that if the underlying obligations are paid before they are due, the security may discontinue paying an attractive rate of income.

    The Fund's investment in foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to regulatory requirements comparable to those applicable to U.S. banks and companies. In addition, political developments and changes in currency rates may adversely affect the value of foreign securities. In all cases, however, we invest only in U.S. dollar-denominated securities.

     There is also a risk that we will sell a security for a price that is higher or lower than the value attributed to the security through the amortized cost valuation procedures we follow. Such an event could affect our ability to maintain a net asset value of $1 per share.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1 per share, it is possible to lose money by investing in the Fund.

EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The tables below compare the Fund's average annual returns and yield for the periods indicated with those of a group of similar funds. The bar chart and tables demonstrate the risk of investing in the Fund by showing how returns can change. Past performance is not an indication that the Fund will achieve similar results in the future. For current yield information, you can call us at (800) 225-1852.

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2  Prudential MoneyMart Assets, Inc.                       [LOGO] (800) 225-1852

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Risk/Return Summary
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ANNUAL RETURNS(1) (CLASS A SHARES)
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1990    1991    1992     1993    1994    1995    1996    1997    1998     1999
8.00%   5.95%   3.59%    2.70%   3.72%   5.51%   4.97%   5.09%   5.06%    4.69%

                               --------------------------------

Best Quarter 1.99% (4th quarter of 1990)
                                      Worst Quarter: 0.65% (3rd quarter of 1993)

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AVERAGE ANNUAL RETURNS(1) (as of 12/31/99)
--------------------------------------------------------------------------------
                       1 Year      5 Years      10 Years        Since Inception

Class A shares          4.69%        5.07%         4.92%    7.35% (since 6/1/76)

Class Z shares          4.82%          N/A           N/A    5.05% (since 3/1/96)

Lipper Average(2)       4.49%        4.95%         4.80%                    N/A




7-DAY YIELD(1) (as of 12/31/99)
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Class A shares                       5.37%

Class Z shares                       5.49%

IBC Average(3)                       5.15%



1    THE FUND'S RETURNS AND YIELD ARE AFTER DEDUCTION OF EXPENSES.

2 THE LIPPER AVERAGE IS BASED UPON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE U.S. TAXABLE MONEY MARKET FUNDS CATEGORY. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 7.28% FOR CLASS A AND 4.79% FOR CLASS Z SHARES.

3 THE IBC AVERAGE IS BASED UPON THE AVERAGE YIELD OF ALL MUTUAL FUNDS IN THE INTERNATIONAL BUSINESS COMMUNICATIONS FINANCIAL DATA TAXABLE MONEY MARKET FUND CATEGORY.


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                                                                               3
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Risk/Return Summary
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FEES AND EXPENSES

These tables show the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
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                                                        CLASS A        CLASS Z

Maximum sales charge (load)                               None          None
  imposed on purchases (as a percentage of offering price)

Maximum deferred sales charge (load) (as a                None          None
  percentage of the lower of original purchase price or sale proceeds)

Maximum sales charge (load)                               None          None
  imposed on reinvested dividends
  and other distributions

Redemption fees                                           None          None

Exchange fee                                              None          None
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ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
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                                                       CLASS A         CLASS Z

Management fees                                         .301%           .301%

+ Distribution and service (12b-1) fees                 .125%            None

+ Other  expenses                                       .250%           .250%

= Total annual Fund operating expenses                  .676%           .551%


EXAMPLE

This example is intended to help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                         1 YR       3 YRS         5 YRS       10 YRS

Class A shares           $69         $217         $377        $843

Class Z shares           $56         $177         $308        $692

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4  Prudential MoneyMart Assets, Inc.                       [LOGO] (800) 225-1852

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How the Fund Invests
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INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is MAXIMUM CURRENT INCOME CONSISTENT WITH STABILITY OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. While we make every effort to achieve our objective, we can't guarantee success.

     We invest in a diversified portfolio of short-term debt obligations which include, but are not limited to, obligations issued by the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies (including trust structures), obligations issued by foreign banks, companies or foreign governments, and municipal notes.

     The Fund invests in high-quality money market instruments to try to provide investors with current income while maintaining a stable net asset value of $1 per share. We manage the Fund to comply with specific rules designed for money market mutual funds. This means that we manage the Fund's portfolio to comply with the requirements of Investment Company Act of 1940 (the Investment Company
Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security:
(i) rated in one of the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has rated the security, so rated by that NRSRO; (ii) rated in one of the three highest long-term rating categories by at least two NRSROs or, if only one NRSRO has rated the security, so rated by that NRSRO; or (iii) if unrated, of comparable quality as determined by the Fund's investment adviser. All securities that we purchase will be denominated in U.S. dollars but may be issued by foreign issuer.

     COMMERCIAL PAPER is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An ASSET-BACKED SECURITY is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. CERTIFICATES OF DEPOSIT, TIME DEPOSITS, BANKERS' ACCEPTANCES and BANK NOTES are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised. FUNDING

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                                                                               5

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How the Fund Invests
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AGREEMENTS are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

     DEBT OBLIGATIONS in general, including those listed above and any others that we may purchase, are basically written promises to repay a debt. Among the various types of debt securities we may purchase, the terms of repayment may vary, as may the commitment of other parties to honor the obligations of the issuer of the security. We may purchase securities that include DEMAND FEATURES, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that we can purchase longer-term securities because we can demand repayment of the obligation at an agreed-upon price within a relatively short period of time. This procedure follows the rules applicable to money market funds.

     FOREIGN SECURITIES and foreign markets involve additional risk. Laws and accounting standards typically are not as strict in foreign countries as they are in the U.S. Foreign fixed income and currency markets may be less stable than U.S. markets. Changes in the exchange rates of foreign currencies can affect the value of foreign assets.

     Any of the money market instruments that the Fund may purchase may be accompanied with the right to resell the instrument prior to the instrument's maturity. In addition, we may separately purchase rights to resell these instruments. These rights are referred to as "PUTS" and are acquired by the Fund to protect against a possible decline in the market value of the securities to which the puts relate in the event of interest rate fluctuations, to shorten the effective maturity of the security and to provide the Fund with liquidity to meet shareholder redemption requests.

     The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing the operation of money market funds.

     Our investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors of the Fund can change investment policies that are not fundamental. For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, its Investments and Risks." The Statement of Additional

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6  Prudential MoneyMart Assets, Inc.                       [LOGO] (800) 225-1852

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How the Fund Invests
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Information--which we refer to as the SAI--contains more information about the
Fund.

OTHER INVESTMENTS AND STRATEGIES

While the Fund invests principally in the securities described above, it may invest in other securities or use certain investment strategies to increase returns or protect its assets, if market conditions warrant.

     The Fund intends to participate in one or more JOINT TRADING ACCOUNTS whereby the Fund, along with other investment companies managed by Prudential Investments Fund Management LLC, will jointly engage in repurchase agreements and, subject to the issuance of an order by the Securities and Exchange Commission, jointly purchase money market instruments. The ability of the Fund to participate in these joint trading accounts will be conditioned upon requirements imposed by such order, as may be amended from time to time.

     The Fund may also invest in DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY. Treasury securities have different interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government.

     Treasury debt obligations are sometimes "stripped" into their component parts: the Treasury's obligation to make periodic interest payments and its obligation to repay the amount borrowed. These STRIPPED SECURITIES are sold to investors separately. Stripped securities do not make periodic interest payments. They are typically sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt securities. The Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

     The Fund may also invest in other DEBT OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, like obligations of the Government National Mortgage Association (GNMA or "Ginnie Mae"). Debt securities issued by other government entities, like obligations of the Federal National Mortgage Association (FNMA or "Fannie Mae") and the Student Loan Marketing Association (SLMA or "Sallie Mae"), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.

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                                                                               7
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How the Fund Invests
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     The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. These transactions constitute short term cash loans by the Fund to financial institutions. This creates a fixed return for the Fund.

     The Fund may use REVERSE REPURCHASE AGREEMENTS, where we borrow money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time. The Fund's use of reverse repurchase agreements is limited to 10% of the value of its total assets.

     The Fund may also purchase money market obligations on a "WHEN-ISSUED" or "DELAYED-DELIVERY" basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery of and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are delivered.

     The Fund may purchase FLOATING RATE and VARIABLE RATE securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Fund will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Fund.

     The Fund also follows certain policies when it BORROWS MONEY (the Fund may borrow up to 10% of the value of its net assets); LENDS ITS SECURITIES to others (the Fund may lend up to 10% of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

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8  Prudential MoneyMart Assets, Inc.                       [LOGO] (800) 225-1852

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How the Fund Invests
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INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. This chart outlines the key risks and potential rewards of the principal strategies and certain other investments of the Fund. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

INVESTMENT TYPE
% OF FUND'S TOTAL ASSETS       RISKS                  POTENTIAL REWARDS
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HIGH-QUALITY MONEY MARKET      o Credit risk--the     o A source of interest
OBLIGATIONS                      risk that default      income
                                 of an issuer would   o May be more secure
UP TO 100%                       leave the Fund         than stock and other
                                 with unpaid            securities since
                                 interest or            companies must pay
                                 principal              their debts before
                                                        they pay dividends
                               o Market risk--the
                                 risk that bonds
                                 and other debt
                                 instruments may
                                 lose value because
                                 interest rates
                                 change or there is
                                 a lack of
                                 confidence in a
                                 group of borrowers
                                 or in an industry
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MONEY MARKET OBLIGATIONS       o Foreign markets,     o Investors may
OF FOREIGN ISSUERS               economies and          realize higher
(DOLLAR-DENOMINATED)             political systems      returns based upon
                                 may not be as          higher interest
  UP TO 100%                     stable as those in     rates paid on
                                 the U.S.               foreign
                                                        investments
                               o Differences in
                                 foreign laws,        o Increased
                                 accounting             diversification by
                                 standards, public      expanding the
                                 information and        allowable choices
                                 custody and            of high quality
                                 settlement             debt securities
                                 practices
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ILLIQUID SECURITIES            o May be difficult     o May offer a more
                                 to value precisely     attractive yield
UP TO 10% OF NET ASSETS                                 than more widely
                               o May be difficult       traded securities
                                 to sell at the
                                 time or price
                                 desired
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                                                                               9
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How the Fund is Managed
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BOARD OF DIRECTORS

The Fund's Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077

Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. For the fiscal year ended December 31, 1999, the Fund paid PIFM management fees of .301% of the Fund's average net assets.
     PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 1999, PIFM served as the Manager to all 42 of the Prudential mutual funds, and as Manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $73.5 billion.

INVESTMENT ADVISER

The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and pays Prudential Investments for its services.

     Prudential Investments' fixed income group is organized into teams that specialize by sector. The Fixed Income Investment Policy Committee, which is comprised of senior investment staff from each sector team, provides guidance to the teams regarding duration risk, asset allocations and general risk parameters. Portfolio managers contribute bottom up security selection within those guidelines.

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10  Prudential MoneyMart Assets, Inc.                      [LOGO] (800) 225-1852

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How the Fund is Managed
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DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act with respect to Class A shares. Under the Plan and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A shares and provides certain shareholder support services. The Fund pays distribution and other fees from the assets of Class A shares to PIMS as compensation for its services. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" table. Because these fees are paid from the Fund's assets on a continuous basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. PIMS does not receive compensation from the Fund for distributing the Fund's Class Z shares.

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                                                                              11
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Fund Distributions and Tax Issues
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Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified tax-deferred plan or account.

     The following briefly discusses some of the important tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes DIVIDENDS of any net investment income to shareholders every month. The dividends you receive from the Fund will be taxed as ORDINARY INCOME, whether or not they are reinvested in the Fund.

     Although the Fund is not likely to realize capital gains because of the types of securities we purchase, any realized net CAPITAL GAINS will be paid to shareholders (typically once a year). Capital gains are generated when the Fund sells assets for a profit.

     For your convenience, Fund distributions of dividends and capital gains are automatically reinvested in the Fund. If you ask us to pay the distributions in cash, we will send you a check instead of purchasing more shares of the Fund. Either way, the distributions are subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "How to Buy, Sell and Exchange Shares of the Fund--How To Buy Shares" at Step 4: Additional Shareholder Services.

TAX ISSUES
Form 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.

     Fund distributions are generally taxable in the year they are received, except where we declare certain dividends in December of a calendar year but


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12  Prudential MoneyMart Assets, Inc.                      [LOGO] (800) 225-1852

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Fund Distributions and Tax Issues
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actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES

If federal law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do so, or if you are otherwise subject to back-up withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions. Dividends of net investment income and short-term capital gains paid to a NONRESIDENT FOREIGN SHAREHOLDER generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


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                                                                              13

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How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------


HOW TO BUY SHARES

STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

     To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS


The Fund offers Class A and Class Z shares. Except as noted below, the minimum initial investment for Class A shares is $1,000 and the minimum subsequent investment is $100. There is no minimum initial or subsequent investment requirement for Class Z shares. All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.

QUALIFYING FOR CLASS Z SHARES

BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:


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o    Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

o Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients both Class A shares and Class Z shares in the Fund in connection with different pricing options for their programs. Investors should carefully consider any separate transaction and other fees charged by these programs in connection with investing in each available shares class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

o Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available option

o Current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and

o    Prudential, with an investment of $10 million or more

PURCHASES Through PRUDENTIAL SECURITIES

Purchases of Class A shares of the Fund through Prudential Securities are made through automatic investment procedures (the Autosweep program). You cannot purchase Class A shares through Prudential Securities other than through the Autosweep program, except as specifically provided (that is, you cannot make a manual purchase).

     The Autosweep program allows you to designate a money market fund as your primary money sweep fund. If you do not designate a primary money sweep fund, the Fund will automatically be your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Prudential Securities Financial Advisor.

     For individual retirement accounts (IRAs) and Benefit Plans in the Autosweep program, all credit balances (that is, immediately available funds) of $1 or more will be invested in the Fund on a daily basis. Prudential Securities will arrange for the investment of the credit balance in the Fund and will purchase shares of the Fund equal to that amount. This will occur on the


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business day following the availability of the credit balance. Prudential
Securities may use and retain the benefit of credit balances in your account until Fund shares are purchased.

     For accounts other than IRAs and Benefit Plans, shares of the Fund will be purchased as follows:

     o When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares of the Fund. This will occur on the business day following the availability of the credit balance

     o When your account has a credit balance that results from a securities sale totaling $1,000 or more, the available cash will be invested in the Fund on the settlement date

     o For all other credit balances of $1 or more, shares will be purchased automatically at least once a month on the last business day of each month

     Purchases through Autosweep are subject to a minimum initial investment of $1,000, which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.

     You will begin earning dividends on your shares purchased through the Autosweep program on the first business day after the order is placed. Prudential Securities will purchase shares of the Fund at the price determined at 4:30 p.m. New York time on the business day following the existence of the credit balance, which is the second business day after the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until Fund shares are purchased.

     Your investment in the Fund will be held in the name of Prudential Securities. Prudential Securities will receive all statements and dividends from the Fund and will, in turn, send you account statements showing your purchases, sales and dividends.

     The charges and expenses of the Autosweep program are not reflected in the Fees and Expenses tables. For information about participating in the Autosweep program, you should contact your Prudential Securities Financial Advisor.

PURCHASES THROUGH THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM

The Prudential Advantage Account Program (the Advantage Account Program) is a financial services program available to clients of Pruco Securities Corporation (Pruco) and provides for an automatic investment procedure similar to the Autosweep program. The Advantage Account Program consists


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of two types of accounts: the Investor Account and the Advantage Account, which offers additional services, such as a debit card and check writing.

     The Advantage Account Program allows you to designate a money market fund as your primary money sweep fund. If you do not designate a primary money sweep fund, the Fund will automatically be your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Pruco representative or the Advantage Service Center.

     With the Advantage Account as well as the Investor Account for individual retirement accounts (IRA), all credit balances (that is, immediately available funds) of $1 or more will be invested in the Fund on a daily basis. Prudential Securities (Pruco's clearing broker) arranges for the investment of the credit balance in the Fund and will purchase shares of the Fund equal to that amount. This will occur on the business day following the availability of the credit balance. Prudential Securities may use and retain the benefit of credit balances in your account until Fund shares are purchased.

     If you have an Investor Account (non-IRA), shares of the Fund will be purchased as follows:

     o When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares of the Fund with all cash balances of $1 or more. This will occur on the business day following the availability of the credit balance

     o When your account has a credit balance that results from a securities sale totaling more than $1,000, all cash balances of $1 or more will be invested in the Fund on the settlement date

     o For all other credit balances of $1 or more, shares will be purchased automatically at least once a month on the last business day of each month

     You will begin earning dividends on your shares purchased through the Advantage Account Program on the first business day after the order is placed. Prudential Securities will purchase shares of the Fund at the price determined at 4:30 p.m. New York time on the business day following the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until Fund shares are purchased.

     Purchases of, withdrawals from and dividends from the Fund will be shown on your Advantage Account or Investor Account statement.

     The charges and expenses of the Advantage Account Program are not reflected in the Shareholder Fees and Expenses table. For information about participating in the Advantage Account Program, you should call (800) 235-7637.

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                                                                              17
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MANUAL PURCHASES

You may make a manual purchase (that is, a non-money market sweep purchase) of Fund shares in either of the following situations:

     o you do not participate in a money market sweep program (the Autosweep program or the Advantage Account Program), or

     o you participate in a money market sweep program, but the Fund is not designated as your primary money market sweep fund.

     The minimum initial investment for a manual purchase of Class A shares of the Fund is $1,000 and the minimum subsequent investment is $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.

     If you make a manual purchase through Prudential Securities, Prudential Securities will place your order for shares of the Fund on the business day after the purchase order is received for settlement that day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities may use and retain the benefit of credit balances in a client's brokerage account until monies are delivered to the Fund (Prudential Securities delivers federal funds on the business day after settlement).

     If you make a manual purchase through the Fund's Distributor, through your broker or dealer (other than Prudential Securities) or directly from the Fund, shares will be purchased at the net asset value next determined after receipt of your order and payment in proper form. When your payment is received by 4:30 p.m., New York time, shares will be purchased that day and you will begin to earn dividends on the following business day. If you purchase shares through a broker or dealer, your broker or dealer will forward your order and payment to the Fund. You should contact your broker or dealer for information about services that they may provide, including an automatic sweep feature. Transactions in Fund shares may be subject to postage and other charges imposed by your broker or dealer. Any such charge is retained by your broker or dealer and is not sent to the Fund.


STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

When you invest in a mutual fund, you buy shares of the fund. Shares of a money market mutual fund, like the Fund, are priced differently than shares of common stock and other securities.

     The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is


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determined by a simple calculation--it's the total value of the fund (assets minus liabilities) divided by the total number of shares outstanding. In determining NAV, the Fund values its securities using the amortized cost method. The Fund seeks to maintain an NAV of $1 per share at all times. Your broker may charge you a separate or additional fee for purchases of shares.

     We determine the NAV of our shares once each business day at 4:30 p.m. New York time on days that the New York Stock Exchange is open for trading. The Fund may have portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when we do not price our shares. Therefore, the NAV of our shares may change on days when you will not be able to purchase or redeem the Fund's shares. We do not determine NAV on days when we have not received any orders to purchase, sell, or exchange or when changes in the value of the Fund's portfolio do not affect the NAV.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.


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HOW TO SELL YOUR SHARES

You can sell your shares of the Fund at any time, subject to certain restrictions. When you sell shares of the Fund--also known as redeeming shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:30 p.m. New York time to process the sale on that day. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

     Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES. There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase and Redemption of Fund Shares."

     If you are selling more than $100,000 of shares, you want the check sent to someone or someplace that is not in our records, or you are a business or trust, and if you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase and Redemption of Fund Shares."

REDEMPTION IN KIND. If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.


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AUTOMATIC REDEMPTION FOR AUTOSWEEP. If you participate in the Autosweep program, your Fund shares may be automatically redeemed to cover any deficit in your Prudential Securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.

     The amount of the redemption will be the lesser of the total value of Fund shares held in your Prudential Securities account or the deficit in your Prudential Securities account. If you use this automatic redemption procedure and want to pay for a securities transaction in your account other than through this procedure, you must deposit cash in your securities account before the settlement date. If you use this automatic redemption procedure and want to pay any other deficit in your securities account other than through this procedure, you must deposit cash in your securities account before you incur the deficit.

     Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Fund at the next determined NAV to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account.

AUTOMATIC REDEMPTION FOR THE ADVANTAGE ACCOUNT. If you participate in the Advantage Account Program, your Fund shares may be automatically redeemed to cover any deficit in your securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.

     The amount of the redemption will be the lesser of the total value of Fund shares held in your securities account or the deficit in your securities account. A deficit in your Advantage Account may result from activity arising under the program, such as debit balances incurred by the use of the Visa(R) Account, including Visa purchases, cash advances and Visa Account checks. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Fund to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account.


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     Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential Mutual Funds--including certain money market funds--if you satisfy the minimum investment requirements of such other Prudential Mutual Fund. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential Mutual Fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares, except that shares purchased prior to January 22, 1990 that are subject to a contingent deferred sales charge can be exchanged for Class B shares.

     If you hold shares through a broker, you must exchange shares through your broker. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX: 15010
NEW BRUNSWICK, NJ 08906-5010

     When you exchange Class A shares of the Fund for Class A shares of any other Prudential Mutual Fund, you will be subject to any sales charge that may be imposed by such other Prudential Mutual Fund. The sales charge is imposed at the time of your exchange.

     If you qualify to purchase Class Z shares, any Class A shares that you own will be automatically exchanged for Class Z shares on a quarterly basis. Eligibility for this special exchange privilege is determined on the business day prior to the date of the exchange.

     If you participate in any fee-based program where the Fund is an available investment option, your Class A shares, if any, will be automatically exchanged for Class Z shares when you elect to participate in the fee-based program. When you no longer participate in the program, all of your Class Z shares, including shares purchased while you were in the program, will be automatically exchanged for Class A shares. Likewise, if you are entitled to purchase Class Z shares as a participant in Prudential Securities' 401(k) Plan and you seek to transfer your Class Z shares out of the 401(k) Plan after your voluntary or involuntary termination of employment or retirement, your Class Z shares held in the 401(k) Plan will be automatically exchanged for Class A shares.


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FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled accounts. The decision may be based upon dollar amount, volume and frequency of trading. The Fund may notify a market timer of rejection of an exchange purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS AND EXCHANGES

You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:15 p.m., New York time. You will receive a redemption amount based on that day's NAV.

     The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized fraudulent telephone instructions.

     In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail.

     The telephone redemption or exchange privilege may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

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                                                                              23
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Financial Highlights
--------------------------------------------------------------------------------


The financial highlights below are intended to help you evaluate the Fund's financial performance. The TOTAL RETURN in the chart represents the rate that a shareholder earned on an investment in the Fund, assuming reinvestment of all dividends and other distributions. The information is for shares of the Fund for the periods indicated.

     Review this chart with the financial statements which appear in the SAI. Additional performance information is contained in the annual report, which you can receive at no charge.

CLASS A SHARES

The financial highlights for the three fiscal years ended December 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended December 31, 1996 were audited by other independent auditors. Their reports were unqualified.

CLASS A SHARES (FISCAL YEARS ENDED 12-31)
PER SHARE OPERATING PERFORMANCE    1999        1998        1997          1996         1995
---------------------------------------------------------------------------------------------
Net asset value, beginning
  of year                           $1.00        $1.00        $1.00        $1.00        $1.00

Income from investment
  operations:
Net investment income and net
  realized gains                     .046         .050         .050         .048         .054

Dividends and distributions to
  shareholders                      (.046)       (.050)       (.050)       (.048)       (.054)

Net asset value, end of year        $1.00        $1.00        $1.00        $1.00        $1.00

Total return(1)                      4.69%        5.06%        5.09%        4.97%        5.51%
---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA           1999        1998        1997          1996         1995
---------------------------------------------------------------------------------------------
Net assets, end of year
(000)                          $6,393,586   $6,152,044   $6,863,647   $7,315,223   $7,221,658

Ratios to average net assets:

Net investment income                4.60%        4.95%        4.97%        4.83%        5.38%

Expenses                              .68%         .69%         .70%         .71%         .69%

----------------------------------------------------------------------------------------------

1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR PERIOD.


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Financial Highlights
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CLASS Z SHARES

The financial highlights for the three fiscal years ended December 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the period from March 1, 1996 to December 31, 1996 was audited by other independent auditors. Their reports were unqualified.

CLASS Z SHARES (FISCAL YEARS ENDED 12-31)
PER SHARE OPERATING PERFORMANCE           1999       1998      1997      1996(1)
--------------------------------------------------------------------------------

Net asset value, beginning of period     $1.00      $1.00     $1.00     $1.00

Income from investment operations:

Net investment income and net realized
  gains                                   .047       .051      .051      .040

Dividends and distributions to           (.047)     (.051)    (.051)    (.040)
  shareholders

Net asset value, end of period           $1.00      $1.00     $1.00     $1.00

Total return(2)                           4.82%      5.19%     5.22%     4.12%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                 1999       1998      1997      1996
--------------------------------------------------------------------------------
Net assets, end of period (000)       $259,529   $212,280  $157,352  $149,212

Ratios to average net assets:

Net investment income                     4.74%      5.07%     5.10%    4.86%(3)

Expenses                                   .55%       .57%      .58%     .59%(3)
--------------------------------------------------------------------------------

1 INFORMATION SHOWN IS FOR THE PERIOD FROM 3-1-96, WHEN CLASS Z SHARES WERE FIRST OFFERED, THROUGH 12-31-96.

2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.

3    ANNUALIZED.
-------------------------------------------------------------------------------
                                                                              25

--------------------------------------------------------------------------------
The Prudential Mutual Fund Family
--------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS

Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
   PRUDENTIAL SMALL-CAP INDEX FUND
   PRUDENTIAL STOCK INDEX FUND
The Prudential Investment Portfolios, Inc.
   PRUDENTIAL JENNISON GROWTH FUND
   PRUDENTIAL JENNISON GROWTH
      & INCOME FUND
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   PRUDENTIAL FINANCIAL SERVICES FUND
   PRUDENTIAL HEALTH SERVICES FUND
   PRUDENTIAL TECHNOLOGY FUND
   PRUDENTIAL UTILITY FUND
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value
   Fund, Inc.
Prudential Tax-Managed Funds
   PRUDENTIAL TAX-MANAGED EQUITY FUND
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
   NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Target Funds
   LARGE CAPITALIZATION GROWTH FUND
   LARGE CAPITALIZATION VALUE FUND
   SMALL CAPITALIZATION GROWTH FUND
   SMALL CAPITALIZATION VALUE FUND
Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
   CONSERVATIVE GROWTH FUND
   MODERATE GROWTH FUND
   HIGH GROWTH FUND
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund
Global Funds
Global Stock Funds
Prudential Developing Markets Fund
   PRUDENTIAL DEVELOPING MARKETS
      EQUITY FUND
   PRUDENTIAL LATIN AMERICA EQUITY FUND
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
   PRUDENTIAL EUROPE INDEX FUND
   PRUDENTIAL PACIFIC INDEX FUND
Prudential Natural Resources
   Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   PRUDENTIAL GLOBAL GROWTH FUND
   PRUDENTIAL INTERNATIONAL VALUE FUND
   PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND
Global Utility Fund, Inc.
Target Funds
   INTERNATIONAL EQUITY FUND
Global Bond Funds
Prudential Global Total Return
   Fund, Inc.
Prudential International Bond
   Fund, Inc.



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--------------------------------------------------------------------------------
The Prudential Mutual Fund Family
--------------------------------------------------------------------------------


BOND FUNDS
Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
   SHORT-INTERMEDIATE TERM SERIES
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return
   Fund, Inc.
Prudential Index Series Fund
   PRUDENTIAL BOND MARKET INDEX FUND
Prudential Structured Maturity Fund, Inc.
   INCOME PORTFOLIO
Target Funds
   TOTAL RETURN BOND FUND
Tax-Exempt Bond Funds
Prudential California Municipal Fund
   CALIFORNIA SERIES
   CALIFORNIA INCOME SERIES
Prudential Municipal Bond Fund
   HIGH INCOME SERIES
   INSURED SERIES
Prudential Municipal Series Fund
   FLORIDA SERIES
   MASSACHUSETTS SERIES
   NEW JERSEY SERIES
   NEW YORK SERIES
   NORTH CAROLINA SERIES
   OHIO SERIES
   PENNSYLVANIA SERIES
Prudential National Municipals
   Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   LIQUID ASSETS FUND
   NATIONAL MONEY MARKET FUND
Prudential Government Securities Trust
   MONEY MARKET SERIES
   U.S. TREASURY MONEY MARKET SERIES
Prudential Special Money Market
   Fund, Inc.
   MONEY MARKET SERIES
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
   CALIFORNIA MONEY MARKET SERIES
Prudential Municipal Series Fund
   CONNECTICUT MONEY MARKET SERIES
   MASSACHUSETTS MONEY MARKET SERIES
   NEW JERSEY MONEY MARKET SERIES
   NEW YORK MONEY MARKET SERIES
Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund
Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
   INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
28  Prudential MoneyMart Assets, Inc.                      [LOGO] (800) 225-1852

                 [This page has been left blank intentionally.]




--------------------------------------------------------------------------------


FOR MORE INFORMATION
--------------------------------------------------------------------------------
Please read this prospectus before            You can also obtain copies of Fund
you invest in the Fund and keep it            documents from the Securities and
for future reference. For information         Exchange Commission as follows:
or shareholder questions contact:
                                              BY MAIL
PRUDENTIAL MUTUAL FUND SERVICES LLC           Securities and Exchange Commission
P.O. BOX 15005                                Public Reference Section
NEW BRUNSWICK, NJ 08906-5005                  Washington, DC 20549-0102
(800) 225-1852
(732) 482-7555                                BY ELECTRONIC REQUEST
  (if calling from outside the U.S.)          publicinfo@sec.gov
                                                (The SEC charges a fee to copy
---------------------------------------         documents.)
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT              IN PERSON
  SERVICES LLC                                Public Reference Room in
P.O. BOX 15035                                Washington, DC
NEW BRUNSWICK, NJ 08906-5035                    (For hours of operation, call
(800) 778-8769                                  1-202-942-8090.)

---------------------------------------       VIA THE INTERNET
Visit Prudential's Web Site At:               on the EDGAR Database at
HTTP://WWW.PRUDENTIAL.COM                       http://www.sec.gov

---------------------------------------
Additional information about the              ----------------------------------------------------
Fund can be obtained without charge
and can be found in the following             CUSIP Nos.:                          Quotron Symbols:
documents:
                                              Class A Shares--74435H-10-2                PBMXX
STATEMENT OF ADDITIONAL                       Class Z Shares--74435H-20-1                PMZXX
  INFORMATION (SAI)
  (incorporated by reference into             Investment Company Act File No: 811-2619
  this prospectus)
                                              [logo] Printed on Recycled Paper
ANNUAL REPORT
(contains a discussion of the market
conditions and investment strategies that
significantly affect the Fund's performance)


SEMI-ANNUAL REPORT


MF108A


                        PRUDENTIAL MONEYMART ASSETS, INC.

                       Statement of Additional Information
                             Dated February 28, 2000

     Prudential MoneyMart Assets, Inc. (the Fund) is an open-end, diversified, management investment company whose investment objective is maximum current income consistent with stability of capital and maintenance of liquidity. The Fund pursues this objective by investing primarily in a portfolio of short-term money market instruments maturing within thirteen months of the date of acquisition. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests" in the Fund's Prospectus and "Description of the Fund, its Investments and Risks" below.

     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

     This Statement of Additional Information sets forth information about the Fund. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated February 28, 2000, a copy of which may be obtained from the Fund upon request at the address or telephone number noted above.


                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Fund History..............................................................  B-2

Description of the Fund, its Investments and Risks........................  B-2

Investment Restrictions...................................................  B-4

Management of the Fund....................................................  B-6

Control Persons and Principal Holders of Securities.......................  B-9

Investment Advisory and Other Services....................................  B-9

Brokerage Allocation and Other Practices..................................  B-12

Securities and Organization...............................................  B-13

Purchase and Redemption of Fund Shares....................................  B-13

Net Asset Value...........................................................  B-15

Taxes, Dividends and Distributions........................................  B-15

Calculation of Yield......................................................  B-16

Financial Statements......................................................  B-18

Report of Independent Accountants ........................................  B-26

Appendix--Description of Ratings..........................................  I-1

================================================================================

MF108B

                                  FUND HISTORY

     The Fund was organized as a corporation under the laws of Maryland on December 22, 1975.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

          (a) CLASSIFICATION. The Fund is a diversified open-end management investment company.

          (b) INVESTMENT STRATEGIES AND RISKS.

     The Fund's investment objective is maximum current income consistent with stability of capital and the maintenance of liquidity. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also utilize the securities, instruments, policies and strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you can lose money.

OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES

     Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). The Fund does not intend to purchase Treasury Receipts, TIGRs or CATS during the coming year.

FLOATING RATE AND VARIABLE RATE SECURITIES

     The Fund may purchase "floating rate" and "variable rate" securities. Investments in floating or variable rate securities normally will involve securities which provide that the rate is set as a spread to a designated base rate, such as rates on Treasury bills, and, in some cases, that the purchaser can demand payment of the obligation at specified intervals or after a specified notice period (in each case a period of less than thirteen months) at par plus accrued interest, which amount may be more or less than the amount paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate.

DEMAND FEATURES AND GUARANTEES

     The Fund may purchase demand features and guarantees. A demand feature supporting a money market fund instrument can be relied upon in a number of respects. First, the demand feature can be relied upon to shorten the maturity of the underlying instrument. Second, the demand feature, if unconditional, can be used to evaluate the credit quality of the underlying security. This means that the credit quality of the underlying security can be based solely on the credit quality of the unconditional demand feature supporting that security.

     A GUARANTEE is a form of unconditional credit support that may include bond insurance, a letter of credit, and an unconditional demand feature. A money market fund holding a security subject to a guarantee may determine the credit quality of the underlying security solely on the basis of the credit quality of the supporting guarantee.

     The Fund can invest 10% of its total assets in securities directly issued by, or supported by, a demand feature provider or guarantor. Rule 2a-7 under the Investment Company Act of 1940, as amended (the Investment Company Act) provides a more stringent limit on demand features and guarantees that are "second tier securities" under the Rule; that is, those securities that are rated in the second highest category by a specified number of rating organizations. Specifically, Rule 2a-7 provides that a money market fund cannot invest more than 5% of its total assets in securities issued or supported by second tier demand features or guarantees that are issued by the institution that issued such second tier securities.

LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, the Fund may lend its portfolio to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 10% of the value of the Fund's total assets and, provided that such loans are callable at any time by the Fund and are at all times secured by cash or U.S. Government securities that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations. Any voting rights, or rights to consent, relating to the securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the loaned securities may be voted by the Fund.

     A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases, loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

     The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

ILLIQUID SECURITIES

     The Fund may not hold more than 10% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such securities.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid under procedures established by the Board of Directors. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

BORROWING

     The Fund may borrow from banks (including through entering into reverse repurchase agreements) up to and including 10% of the value of its net assets taken at cost for temporary or emergency purposes. The Fund may pledge up to and including 10% of its net assets to secure such borrowings. The Fund will not purchase portfolio securities if its borrowings (other than permissible securities loans) exceed 5% of its total assets.

REPURCHASE AGREEMENTS

     The Fund may purchase securities and concurrently enter into "repurchase agreements" with the seller, whereby the seller agrees to repurchase such securities at a specified price within a specified time (generally seven days or less). The repurchase agreements provide that the Fund will sell the underlying instruments back to the dealer or the bank at the specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the Fund, which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. Such collateral will be held by the Custodian, directly or through a sub-custodian, and will be maintained physically or in a book-entry account.

     The Fund will enter into repurchase transactions only with parties which meet creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser monitors the creditworthiness of such parties under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds upon sale of such collateral upon a default in the obligation to repurchase are less than the resale price, the Fund will suffer a loss if the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code because the law regarding the rights of the trust is unsettled. As a result, under these circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund could suffer a loss.

     The Fund intends to participate in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM or the Manager) pursuant to an order of the Securities and Exchange Commission
(SEC). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such other investment companies and invested in one or more repurchase agreements. The Fund participates in the income earned or accrued in the joint account based on the percentage of its investment. In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which equals or exceeds the resale price of the agreement. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements have the characteristics of borrowing and involve the sale of securities held by the Fund with an agreement to repurchase the securities at a specified price, date and interest payment. The Fund intends only to use the reverse repurchase technique when it will be to its advantage to do so. These transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Fund may be unable to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Fund's portfolio. The Fund's Custodian will maintain in a segregated account cash or other liquid assets maturing not later than the expiration of the reverse repurchase agreements having a value equal to or greater than such commitments.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase securities on a "when-issued" or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund will limit such purchases to those in which the date of delivery and payment falls within 90 days of the date of the commitment. The Fund will make commitments to purchase such when-issued securities only with the intention of actually acquiring the securities. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. If the Fund chooses to dispose of the when-issued security prior to its receipt of, and payment for, the security, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement.


                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than

50% of the outstanding voting shares. With respect to the submission of a change in fundamental policy or investment objective of the Fund, such matters shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the approval of such matters as provided above.

     The following investment restrictions are fundamental policies of the Fund and may not be changed except as described above.

     The Fund may not:

     1. Purchase common stock or other voting securities, preferred stock, warrants or other equity securities.

     2. Purchase any securities (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result 25% or more of the value of the Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason).

     3. Purchase the securities of any one issuer, other than the U.S. Government or its agencies and instrumentalities, if more than 5% of the value of the Fund's total assets would be invested in securities of such issuer.

     4. Make cash loans except through the purchase of debt obligations and the entry into repurchase agreements permitted under "Investment Objective and Policies." The Fund may also engage in the practice of lending its securities only against fully comparable collateral. See paragraph 13 below.

     5. Borrow money, except from banks for temporary or emergency purposes and then only in amounts up to 10% of the value of the Fund's net assets. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests, if they should occur, or to permit the Fund to obtain short-term credits necessary for the settlement of transactions, and is not for investment purposes. Interest paid on borrowings is not available for investment by the Fund. Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. The SEC has issued a release requiring, in effect, that the Fund maintain, in a segregated account with State Street Bank and Trust Company (State Street), liquid assets equal in value to the amount owed.

     6. Mortgage, pledge or hypothecate any assets, except in an amount up to 15% of the value of the Fund's net assets, but only to secure borrowings for temporary or emergency purposes as described in paragraph 5 above.

     7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

     8. Act as an underwriter of securities.

     9. Purchase securities on margin, except for the use of short-term credit necessary for clearance of purchases or sales of portfolio securities, or make short sales of securities or maintain a short position.

     10. Purchase securities, other than obligations of the U.S. Government, its agencies or instrumentalities, of any issuer having a record, together with predecessors, of less than three years of continuous operations if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such securities.

     11. Make investments for the purpose of exercising control or management.

     12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

     13. The Fund may lend its portfolio securities if such loans are secured continuously by collateral in cash maintained on a daily basis at an amount at least equal at all times to the market value of the securities loaned. The Fund must maintain the right to call such loans and to obtain the securities loaned at any time on five days' notice. During the existence of a loan, the Fund continues to receive the equivalent of the interest paid by the issuer on the securities loaned and also has the right to receive the interest on investment of the cash collateral in short-term money market instruments. If the management of the Fund determines to make securities loans, the value of the securities loaned will not exceed 10% of the value of the Fund's total assets.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the action is taken, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take action within three days to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND

(A)  DIRECTORS

     The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser, and Distributor, decide upon matters of general policy.

     The Directors also review the actions of the officers of the Fund, who conduct and supervise the daily business operations of the Fund.

(B)  MANAGEMENT INFORMATION--DIRECTORS AND OFFICERS

                                  POSITION WITH
NAME, ADDRESS AND AGE (1)           THE FUND       PRINCIPAL OCCUPATIONS AND OTHER AFFILIATIONS FOR THE LAST FIVE YEARS
-------------------------         -------------    --------------------------------------------------------------------
  Delayne Dedrick Gold (61)       Director         Marketing and Management Consultant.

* Robert F. Gunia (53)            Vice President   Executive Vice President and Chief Administrative Officer (since
                                     and Director     June 1999) of Prudential Investments; Corporate Vice President
                                                      (since September 1997) of The Prudential Insurance Company of
                                                      America (Prudential); Executive Vice President and Treasurer
                                                      (since December 1996) of Prudential Investments Fund Management
                                                      LLC (PIFM); President (since April 1999) Prudential Investment
                                                      Management Services LLC (PIMS); formerly Senior Vice President
                                                      (March 1987-May 1999) of Prudential Securities Incorporated
                                                      (Prudential Securities); formerly Chief Administrative Officer
                                                      (July 1990-September 1996), Director (January 1989-September
                                                      1996), and Executive Vice President, Treasurer and Chief
                                                      Financial Officer (June 1987-September 1996) of Prudential
                                                      Mutual Fund Management, Inc. (PMF); Vice President and Director
                                                      (since May 1989) of The Asia Pacific Fund, Inc.

  Robert E. LaBlanc (65)          Director         President (since 1981) of Robert E. LaBlanc Associates, Inc.
                                                      (telecommunications); formerly General Partner at Salomon
                                                      Brothers and Vice-Chairman of Continental Telecom; Director of
                                                      Storage Technology Corporation, Titan Corporation, Salient 3
                                                      Communications, Inc. and Tribune Company; and Trustee of
                                                      Manhattan College.

*David R. Odenath, Jr. (42)       Director         Officer in Charge, President, Chief Executive Officer and Chief
                                                      Operating Officer (since June 1999) of PIFM; Senior Vice
                                                      President (since June 1999) of Prudential; Senior Vice President
                                                      (August 1993-May 1999) of PaineWebber Group, Inc.


                                  POSITION WITH
NAME, ADDRESS AND AGE (1)           THE FUND       PRINCIPAL OCCUPATIONS AND OTHER AFFILIATIONS FOR THE LAST FIVE YEARS
-------------------------         -------------    --------------------------------------------------------------------
  Robin B. Smith (60)             Director         Chairman and Chief Executive Officer (since August 1996) of
                                                      Publishers Clearing House; formerly President and Chief Executive
                                                      Officer (January 1989-August 1996) and President and Chief
                                                      Operating Officer (September 1981-December 1988) of Publishers
                                                      Clearing House; Director of BellSouth Corporation, Texaco Inc.,
                                                      Springs Industries Inc., and Kmart Corporation.

  Stephen Stoneburn (56)          Director         President and Chief Executive Officer (since June 1996) of Quadrant
                                                      Media Corp. (publishing); formerly President (June 1995-June
                                                      1996) of Argus Integrated Media, Inc.; Senior Vice President and
                                                      Managing Director (January 1993-1995) of Cowles Business Media;
                                                      Senior Vice President (January 1991-1992) and Publishing Vice
                                                      President (May 1989-December 1990) of Gralla Publications (a
                                                      division of United Newspapers, U.K.); and Senior Vice President
                                                      of Fairchild Publications, Inc.
                                                      Chief Executive Officer, Chairman, President and Director (since

*John R. Strangfeld, Jr. (46)     President and    January 1990) of The Prudential Investment Corporation, Executive
                                    Director          Vice President (since February 1998) of Prudential Global Asset
                                                      Management Group of Prudential; Chairman (since August 1989) of
                                                      Pricoa Capital Group; formerly various positions to Chief
                                                      Executive Officer (November 1994-December 1998) of Private
                                                      Asset Management Group of Prudential and Senior Vice President
                                                      (January 1986-August 1989) of Prudential Capital Group, a unit of Prudential.

  Nancy H. Teeters (69)           Director         Economist; formerly Director of Inland Steel Industries (July
                                                      1991-1999); formerly, Vice President and Chief Economist (March
                                                      1986-June 1990) of International Business Machines Corporation;
                                                      formerly, Governor of Federal Reserve System (1978-1984).

  Clay T. Whitehead (61)          Director         President (since May 1983) of National Exchange Inc. (new business development firm).

Robert C. Rosselot (39)           Secretary        Assistant General Counsel (since September 1997) of PIFM;
                                                      formerly, partner with the law firm of Howard & Howard,
                                                      Bloomfield Hills, Michigan (December 1995-September 1997) and
                                                      Corporate Counsel, Federated Investors (1990-1995).


                                  POSITION WITH
NAME, ADDRESS AND AGE (1)           THE FUND       PRINCIPAL OCCUPATIONS AND OTHER AFFILIATIONS FOR THE LAST FIVE YEARS
-------------------------         -------------    --------------------------------------------------------------------
  Grace C. Torres (40)            Treasurer and    First Vice President (since December 1996) of PIFM; First Vice
                                    Principal         President (since March 1994) of Prudential Securities; formerly
                                    Financial and     First Vice President (March 1994-September 1996) of Prudential
                                    Accounting        Mutual Fund Management, Inc. and Vice President (July 1989-March
                                    Officer           1994) of Bankers Trust Corporation.

  Stephen M. Ungerman (46)        Assistant        Vice President and Tax Director (since March 1996) of Prudential
                                    Treasurer         Investments; formerly First Vice President  (February
                                                      1993-September 1996) of Prudential Mutual Fund Management, Inc.

--------------

(1) Unless otherwise noted, the address for each of the above persons is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

* "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PIFM.

     Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

     The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

     The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

     The Fund pays each of its Directors who is not an affiliated person of PIFM annual compensation of $7,425, in addition to certain out-of-pocket expenses. Directors who serve on Fund Committees receive additional compensation. The amount of compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director will be asked to serve.

     Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter (the T-Bill rate) or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 1999 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's Board and that of all other funds managed by PIFM (Fund Complex) for the calendar year ended December 31, 1999.


                               COMPENSATION TABLE

                                                                TOTAL 1999
                                                               COMPENSATION
                                                                 FROM FUND
                                        AGGREGATE                AND FUND
                                      COMPENSATION             COMPLEX PAID
         NAME AND POSITION              FROM FUND             TO DIRECTORS(2)
         -----------------            -------------          -----------------
Edward D. Beach--Former Director          $7,425              $142,500(43/70)*
Delayne D. Gold--Director                 $7,425              $144,500(43/70)*
Robert F. Gunia (1)--Director               --                    --
Don G. Hoff--Former Director              $2,750              $  22,500(14/17)*
Robert F. LaBlanc--Director               $7,425              $  61,250(20/39)*
David R. Odenath, Jr. (1)                  --                    --
Robin B. Smith--Director                  $7,675              $  96,000(32/44)*
Stephen Stoneburn--Director               $7,425              $  61,250(20/39)*
John R. Strangfeld, Jr. (1)               --                     --
Nancy H. Teeters--Director                $7,900              $  97,000(25/43)*
Clay T. Whitehead--Director               $3,300              $  77,000(38/66)*

----------

* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Directors who are "interested", do not receive compensation from the Fund Complex (including the Fund).

(2) Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1999, including amounts deferred at the election of Directors under the funds' Deferred Compensation Plans. Including accrued interest, total deferred compensation amounted to $156,478 for Robin B. Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the Fund rate.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of February 11, 2000, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of Common Stock of the Fund.

     As of February 11, 2000, the beneficial owners, directly or indirectly, of more than 5% of the outstanding common stock of the Prudential MoneyMart Assets, Inc. were Pru Defined Contributions SVSC.FBO Pru-Non-Trust Accounts, Att: John Surdy, 30 Scranton Office Park, Moosic, PA, which held 56,008,371 Class Z shares (or approximately 22.2% of the outstanding Class Z shares) and Prudential Trust Company, FBO PRU-DC Trust Accounts, Attn: John Surdy, 30 Scranton Office Park, Moosic, PA, which held 52,301,181 Class Z shares (or approximately 20.7% of the outstanding Class Z shares).

     As of February 11, 2000, Prudential Securities was the record holder for other beneficial owners of 112,669,478 Class A shares of the Fund, representing approximately 1.7% of the Class A shares then outstanding. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.


                     INVESTMENT ADVISORY AND OTHER SERVICES

(A)  INVESTMENT ADVISER

     The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of December 31, 1999, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $73.5 billion. According to the Investment Company Institute, as of September 30, 1999, the Prudential Mutual Funds were the 20th largest family of mutual funds in the United States.

     PIFM is a subsidiary of Prudential Securities Incorporated. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent and dividend distribution agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM has hired The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or the Subadviser), to provide subadvisory services to the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street, the Fund's custodian (the Custodian), and PMFS. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     For its services, PIFM receives, pursuant the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to $50 million and .30 of 1% of the Fund's average daily net assets in excess of $50 million. The fee is computed daily and payable monthly. The Management Agreement also provides that in the event the expenses of the Fund (including the fees payable to PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which shares of the Fund are then qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. Currently, the Fund believes that there are no such expense limitations.

     In connection with its management of the corporate affairs of the Fund pursuant to the Management Agreement, PIFM bears the following expenses:

          (a) the salaries and expenses of all personnel of PIFM and the Fund, except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

          (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

          (c) the costs and expenses payable to the investment adviser pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses, (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated with PIFM or the Fund's Subadviser, (c) the fees and certain expenses of the Fund's Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of the Fund's legal counsel and independent accountants, (e) brokerage commissions, if any, and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund is a member, (h) the cost of stock certificates representing shares of the Fund,
(i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws,
(k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and (m) distribution expenses.

     The Management Agreement also provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

     For the fiscal years ended December 31, 1999, 1998 and 1997, PIFM received management fees of $19,657,429, $21,115,140 and $21,943,602, respectively.

     PIFM has entered into the Subadvisory Agreement with PI, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PI furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI was reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing services to PIFM. Effective January 1, 2000, PI is paid by PIFM at an annual rate of .151 of 1% of the Fund's average daily net assets (representing half of the compensation received from the Fund by PIFM).

     The Subadviser maintains a corporate credit unit which provides credit analysis and research on taxable fixed-income securities, including money market instruments. The portfolio manager consults routinely with the credit unit in managing the Fund's portfolio. The credit unit, with a staff including 7 credit analysts, reviews on an ongoing basis commercial paper issuers, commercial banks, non-bank financial institutions and issuers of other taxable fixed-income obligations. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts. They maintain relationships with the management of corporate issuers and from time to time visit companies in whose securities the Fund may invest.

     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or PI upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved by the Board of Directors at least annually in accordance with the requirements of the Investment Company Act.

(B)  PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLAN

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. As of February 5, 1999, more than 90% of the outstanding voting shares of the Fund were owned by clients of Prudential Securities Incorporated (Prudential Securities), an affiliate of the Distributor. The Distributor and Prudential Securities are subsidiaries of Prudential.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

DISTRIBUTION AND SERVICE PLAN

     Under the Fund's Distribution and Service Plan for the Class A shares (the
Plan) and the Distribution Agreement, the Fund pays the Distributor a distribution and service fee of up to 0.125% of the average daily net assets of the Class A shares of the Fund, computed daily and payable monthly. Under the Plan, the Fund is required to pay the distribution and service fee regardless of the expenses incurred by the Distributor.

     For the fiscal year ended December 31, 1999, the Distributor received payments of $7,865,039 under the Plan. It is estimated that this amount was spent on: (i) account servicing fee credits to Prudential Securities branch offices for payments of account servicing fees to account executives (.77% or $6,056,080) and (ii) an allocation of overhead and other branch office distribution-related expenses (.20% or $1,808,959). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating branch offices of Prudential Securities and Pruco Securities Corporation (Prusec), an affiliated broker-dealer, in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars,
(c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     The Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or in any agreement relating to the Plan (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding Class A voting securities of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plan may not be amended to increase materially the amounts to be spent for the services described therein without shareholder approval, and all material amendments must also be approved by the Board of Directors in the manner described above. The Plan will automatically terminate in the event of its assignment.

     Pursuant to the Plan, the Directors will be provided with, and will review at least quarterly, a written report of the distribution expenses incurred on behalf of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purpose of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

     NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of the Fund's Class A shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on Class A shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to Class A shares rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of the total gross sales of Class A shares, all sales charges on Class A shares would be suspended.

(C)  OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities, and in that capacity maintains cash and certain financial and accounting books and records pursuant to an agreement with the Fund.

     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer Agent of the Fund. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. In connection with services rendered to the Fund, PMFS receives an annual fee ($9.50) per shareholder account, a new account set up fee ($2.00) for each manually-established account and a monthly inactive zero balance account fee ($0.20) per shareholder account plus its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

YEAR 2000 READINESS DISCLOSURE

     The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Although the Fund has not experienced any material problems with the services provided by the Manager, Distributor, Transfer Agent or the Custodian as a result of the change from 1999 to 2000, there is a possibility that computer software systems in use might be impaired or unavailable because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no future adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have completed necessary changes to their computer systems in connection with the year 2000. The Funds' service providers (or other securities market participants) may experience future material problems in connection with the year 2000. The Company and its Board have instructed the Fund's principal service providers to monitor and report year 2000 problems.

     Additionally, issuers of securities generally, as well as those purchased by the Fund, may confront year 2000 compliance issues at some later time which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and could result in a decline in the value of the securities held by the Fund.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section the term "Manager" includes the Subadviser. The Fund does not normally incur any brokerage commission expense on such transactions. In the market for money market instruments, securities are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. While such services are useful and important in supplementing its own research and facilities, the Manager believes that the value of such services is not determinable and does not significantly reduce expenses. The Fund does not reduce the fee it pays to the Manager by any amount that may be attributed to the value of such services. The Fund will not effect any securities transactions with or through Prudential Securities as broker or dealer.

     During the fiscal years ended December 31, 1999, 1998 and 1997, the Fund paid no brokerage commissions.


                           SECURITIES AND ORGANIZATION

     The Fund is authorized to issue 15 billion shares of common stock, $.001 par value per share, divided into two classes, designated Class A and Class Z common stock. Of the authorized shares of common stock of the Fund, 13 billion shares consist of Class A shares and 2 billion shares consist of Class Z shares.

     Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) Class A shares are subject to distribution and/or service fees, (ii) Class Z shares are not subject to any distribution and/or service fees, (iii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iv) each class has a different exchange privilege and (v) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine. The Board of Directors may increase or decrease the number of authorized shares without approval by shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.


                     PURCHASE AND REDEMPTION OF FUND SHARES

PURCHASE OF SHARES

     The Fund reserves the right to reject any initial or subsequent purchase order (including an exchange) and the right to limit investments in the Fund solely to existing or past shareholders of the Fund.

     Shares of the Fund may be purchased by investors through the Distributor, by brokers that have entered its agreements to sell Fund shares, or directly through Prudential Mutual Fund Services LLC (PMFS). Shares may also be purchased through Prudential Securities or Pruco Securities Corporation (Prusec). Prudential Securities clients who hold Fund shares through Prudential Securities may benefit through administrative conveniences afforded them as Prudential Securities clients, but may be subject to certain additional restrictions imposed by Prudential Securities.

REOPENING AN ACCOUNT

     Subject to the minimum investment restrictions, an investor may reopen an account, without filing a new application form, at any time during the calendar year the account is closed, provided that the information on the old form is still applicable.

REDEMPTION OF SHARES

     Investors who purchase Class A shares directly from PMFS may use the following procedures:

     CHECK REDEMPTION. At a shareholder's request, State Street will establish a personal checking account for the shareholder. Checks drawn on this account can be made payable to the order of any person in any amount equal to or greater than $500. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares in a shareholder's account in the Fund to cover the amount of the check. This enables the shareholder to continue earning daily dividends until the check is cleared. Canceled checks are returned to the shareholder by State Street.

     Shareholders are subject to State Street's rules and regulations governing checking accounts, including the right of State Street not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

     Shares for which certificates have been issued are not available for redemption to cover checks. A shareholder should be certain that adequate shares for which certificates have not been issued are in his or her account to cover the amount of the check. Also, shares purchased by check are not available to cover checks until 10 calendar days after receipt of the purchase check by PMFS. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of his or her account so as to write a check for the redemption of the entire account.

     PMFS reserves the right to assess a service charge to establish a checking account and to order checks. State Street, PMFS and the Fund have reserved the right to modify this checking account privilege or to place a charge for each check presented for payment for any individual account or for all accounts in the future.

     The Fund, PMFS or State Street may terminate Check Redemption at any time upon 30 days' notice to participating shareholders. To receive further information, contact Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, or telephone
(800) 225-1852 (toll-free). Check Redemption is not available to investors for whom Prudential Securities has purchased shares.

     EXPEDITED REDEMPTION. In order to use Expedited Redemption, a shareholder may so designate at the time the initial application form is filed or at a later date. Once the Expedited Redemption authorization form has been completed, the signature(s) on the authorization form guaranteed as set forth below and the form returned to PMFS, requests for redemption may be made by telegraph, letter or telephone. A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has a NAV of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to the shareholder's designated bank account. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares" in the Prospectus. The Fund does not forward redemption proceeds with respect to shares purchased by check until at least 10 calendar days after receipt of the purchase check by PMFS.

     To request Expedited Redemption by telephone, a shareholder should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time, in order for the redemption to be effective on that day. Requests by letter should be addressed to Prudential Mutual Fund Services LLC, at the address set forth above.

     If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. Signature guarantees by savings banks, savings and loan associations and notaries will not be accepted. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians. In order to change the name of the commercial bank or account designated to receive redemption proceeds, it is necessary to execute a new Expedited Redemption authorization form and submit it to PMFS at the address set forth above.

     REGULAR REDEMPTION. Shareholders may redeem their shares by sending to PMFS, at the address set forth above, a written request accompanied by duly endorsed stock certificates, if issued. All written requests for redemption, and any share certificates, must be endorsed by the shareholder with signature guaranteed, as described above under "Expedited Redemption." PMFS may request further documentation from corporations, executors, administrators, trustees or guardians. Redemption proceeds are sent to a shareholder's address by check.

REDEMPTION IN KIND

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Any such securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

RESTRICTIONS ON SALE

     The Fund may suspend the right of redemption or postpone the date of payment for a period of up to seven days. Suspensions or postponements may not exceed seven days except (1) for any period (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund. The SEC by rules and regulations determines the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency is deemed to exist within the meaning of clause
(2) above.


                                 NET ASSET VALUE

     The Fund's net asset value per share is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares.

     The Fund uses the amortized cost method of valuation to determine the value of its portfolio securities. In that regard, the Fund's Board of Directors has determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase only instruments having remaining maturities of thirteen months or less, and to invest only in securities determined by the investment adviser under the supervision of the Board of Directors to be of minimal credit risk and to be of "eligible quality" in accordance with regulations of the SEC. The remaining maturity of an instrument held by the Fund that is subject to a put is deemed to be the period remaining until the principal amount can be recovered through demand or, in the case of a variable rate instrument, the next interest reset date, if longer. The value assigned to the put is zero. The Board of Directors also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of a Fund's portfolio holdings by the Board, at such intervals as deemed appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board, and if such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize gains or losses, the shortening of average portfolio maturity, the withholding of dividends or the establishment of net asset value per share by using available market quotations.


     The Fund computes its net asset value at 4:30 PM New York time, on each day the New York Stock Exchange (the Exchange) is open for trading. In the event the Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:30 PM New York time. The Exchange is closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     The Fund has elected to qualify, and the Fund intends to remain qualified, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. This relieves a fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, and, if a fund did realize long-term capital gains, permits net capital gains of the fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in that fund.

     Qualification as a regulated investment company requires, among other things, that (a) at least 90% of a fund's annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon, or other income (including, but not limited to, gains from options) derived with respect to its business of investing in such securities;
(b) a fund must diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a fund's assets is represented by cash, U.S. Government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations) and (c) the fund must distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year.

     Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year. The Fund does not anticipate realizing long-term capital gains or losses. Other gains or losses on the sale of securities will be short-term capital gains or losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules.

     The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed. The Fund intends to make timely distributions in order to avoid this excise tax. For this purpose, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in the prior year on dividends or distributions actually received in January of the following year.

     It is anticipated that the net asset value per share of the Fund will remain constant. However, if the net asset value per share fluctuates, a shareholder may realize gain or loss upon the disposition of a share. Distributions of net investment income and net short-term gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or cash. Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as short-term capital loss, will be long-term capital loss to the extent of any capital gain distributions received by the shareholder, if the shares have been held for six months or less. Furthermore, certain rules may apply which would limit the ability of the shareholder to recognize any loss if, for example, the shareholder replaced the shares within 30 days of the disposition of the shares. Because none of the Fund's net income is anticipated to arise from dividends on common or preferred stock, none of its distributions to shareholders will be eligible for the dividends received deduction for corporations under the Internal Revenue Code. Shareholders will be notified annually by the Fund as to the federal tax status of distributions made by the Fund.

     Under the laws of certain states, distributions of net income may be taxable to shareholders as income even though a portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from state income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.


                              CALCULATION OF YIELD

     The Fund will prepare a current quotation of yield daily. The Yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares, but excluding any capital changes, divided by the value of the account at the beginning of the base period. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Fund's portfolio, and its operating expenses. The Fund also may prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     Effective yield = [(base period return + 1)365/7]-1

     The yield and effective yield for Class A shares of the Fund based on the 7 days ended December 31, 1999 were 5.37% and 5.49%, respectively. The yield and effective yield for Class Z shares of the Fund based on 7 days ended December 31, 1999 were 5.49% and 5.62%, respectively.

     The Fund's yield fluctuates, and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in a Fund is held, but also in changes in the Fund's expenses. Yield does not take into account any federal or state income taxes.

     ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

     From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indices. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

Portfolio of Investments as
of December 31, 1999              PRUDENTIAL MONEYMART ASSETS, INC.
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Bank Notes--9.8%
             American Express Centurion Bank(b)
 $  62,000   5.13%, 1/10/00                       $   62,000,000
             Comerica Bank N.A.(b)
    85,000   6.36125%, 1/13/00                        84,975,520
             First Union National Bank(b)
    86,000   6.44%, 1/10/00                           86,000,000
    57,000   6.20%, 1/19/00                           57,000,000
    67,000   5.57%, 1/21/00                           67,000,000
             First USA Bank
    50,000   6.04%, 4/3/00                            50,000,000
             Key Bank N.A.(b)
     7,000   6.24%, 7/17/00                            7,002,797
    44,000   6.03%, 1/18/00                           43,988,283
    27,000   6.10%, 3/24/00                           26,993,598
             South Trust Bank N.A.
    34,000   6.03%, 3/6/00                            34,000,601
             United States Bank N.A.(b)
    48,000   6.3725%, 1/19/00                         47,984,432
    13,000   6.5125%, 1/19/00                         12,998,797
    75,000   6.41125%, 1/25/00                        74,980,313
                                                  --------------
                                                     654,924,341
------------------------------------------------------------
Certificates of Deposit - Domestic--2.4%
             Bank One N.A.
   100,000   5.47%, 6/2/00                            99,987,925
             First Tennessee Bank N.A.
    59,000   5.85%, 2/29/00                           59,000,000
                                                  --------------
                                                     158,987,925
------------------------------------------------------------
Certificates of Deposit - Yankee--10%
             Deutsche Bank AG
    50,000   5.60%, 6/14/00                           49,989,164
   200,000   6.075%, 11/24/00                        199,871,395
             UBS AG
    48,000   5.08%, 1/18/00                           47,999,354
   100,000   5.16%, 2/28/00                           99,993,881
 $  47,000   5.29%, 5/18/00                       $   46,989,748
   130,000   5.29%, 5/19/00                          129,971,437
             Westpac Banking Corp.(b)
    90,000   6.51375%, 1/4/00                         89,948,914
                                                  --------------
                                                     664,763,893
------------------------------------------------------------
Commercial Paper--42.7%
             Allianz of America, Inc.
    11,000   5.75%, 5/19/00                           10,755,785
             American General Finance Corp.
    15,335   5.93%, 3/10/00                           15,160,705
             Associates First Capital B.V.
    36,000   5.94%, 3/13/00                           35,572,320
             Banc One Financial Corp.
    31,000   5.94%, 3/28/00                           30,554,995
    76,000   5.95%, 3/28/00                           74,907,183
    23,000   5.95%, 3/29/00                           22,665,478
             BankAmerica Corp.
    50,000   5.98%, 2/4/00                            49,717,611
    47,000   5.98%, 2/25/00                           46,570,603
             Barton Capital Corp.
    59,900   6.20%, 1/20/00                           59,703,994
    94,000   6.05%, 2/25/00                           93,131,153
             BBL North America Funding Corp.
    80,000   5.935%, 3/17/00                          78,997,644
             Blue Ridge Asset Funding Corp.
    45,000   6.75%, 1/20/00                           44,839,688
             Chase Manhattan Corp.
    19,255   4.50%, 1/3/00                            19,255,000
    55,000   5.76%, 4/28/00                           53,961,600
             Cregem North America, Inc.
   128,000   5.91%, 3/29/00                          126,150,826
    48,000   5.745%, 4/27/00                          47,103,780
             CXC, Inc.
   110,000   6.98%, 1/13/00                          109,744,067
             Daimler Chrysler North America(b)
    75,000   5.94%, 3/31/00                           73,886,250
    27,000   6.35675%, 1/6/00                         26,982,018

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-18

Portfolio of Investments as
of December 31, 1999              PRUDENTIAL MONEYMART ASSETS, INC.
------------------------------------------------------------

Principal
Amount
(000)        Description                 Value (Note 1)
 ------------------------------------------------------------
Commercial Paper (cont'd.)
             Diageo Capital PLC
 $ 124,100   6.24%, 6/4/00                        $  123,984,531
             Eaton Corp.
     8,000   7.00%, 1/21/00                            7,968,889
             Finova Capital Corp.
    35,000   6.25%, 3/10/00                           34,580,729
             Forrestal Funding Master Trust
                1999-A
    22,242   6.07%, 2/8/00                            22,099,491
    21,000   6.09%, 2/11/00                           20,854,348
     7,000   6.05%, 3/7/00                             6,922,358
             Fortis Funding LLC
    34,000   5.91%, 3/31/00                           33,497,650
             FPL Group Capital, Inc.
       488   5.40%, 1/13/00                              487,122
             GE Capital International Funding
    60,000   5.28%, 2/14/00                           59,612,800
    50,000   5.31%, 2/14/00                           49,675,500
             General Electric Capital Corp.(b)
    70,000   5.41%, 2/14/00                           69,537,144
    59,000   6.01%, 2/14/00                           59,000,000
    64,000   5.78%, 2/18/00                           63,506,773
     4,000   5.75%, 4/20/00                            3,929,722
             General Electric Capital Services,
                Inc.
    23,000   5.76%, 3/10/00                           22,746,080
             General Motors Acceptance Corp.
   168,000   5.77%, 3/3/00                           166,330,547
             Internationale Nederlanden US
                Funding Corp.
    82,000   5.91%, 3/28/00                           80,828,835
    30,000   5.91%, 3/30/00                           29,561,675
             Market Street Funding Corp.
    23,000   7.00%, 1/14/00                           22,941,861
             MCI Worldcom, Inc.
    60,000   7.10%, 1/31/00                           59,645,000
             Merrill Lynch & Co., Inc.
   134,000   5.80%, 1/20/00                          133,589,811
             Morgan Stanley Dean Witter & Co.
 $  38,000   5.13%, 1/3/00                        $   38,000,000
    50,000   5.43%, 2/4/00                            49,743,583
   229,000   5.75%, 5/15/00                          224,062,188
             Nationwide Building Society
    29,000   5.94%, 3/7/00                            28,684,190
             PNC Funding Corp.
    18,000   6.20%, 1/31/00                           17,907,000
    62,000   5.95%, 3/13/00                           61,262,200
             Salomon Smith Barney Holdings,
                Inc.
    50,000   5.73%, 2/10/00                           49,681,667
    33,000   5.79%, 3/10/00                           32,633,783
             Santander Finance, Inc.
    54,000   5.90%, 2/1/00                            53,725,650
    55,100   5.98%, 2/4/00                            54,788,807
             Swedbank, Inc.
    21,154   5.93%, 3/31/00                           20,840,392
    67,000   5.94%, 3/31/00                           66,005,050
             Wachovia Corp.
    50,000   5.85%, 4/3/00                            49,244,375
                                                  --------------
                                                   2,837,540,451
------------------------------------------------------------
Time Deposit - Eurodollar--1.0%
             Bank of Montreal
    64,327   5.00%, 1/3/00                            64,327,000
------------------------------------------------------------
Other Corporate Obligations--29%
             Abbey National Treasury Services
                PLC(b)
    80,000   6.1525%, 1/24/00                         79,973,649
    50,000   5.29%, 5/22/00                           49,988,779
             Associates Corp. of North
                America(b)
   200,000   6.41025%, 1/31/00                       199,931,148
             Bank One Corp.
    47,000   6.15375%, 2/22/00                        47,000,000
             Centex Home Mortgage LLC(b)
    24,000   6.60125%, 1/20/00                        24,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-19

Portfolio of Investments as
of December 31, 1999                 PRUDENTIAL MONEYMART ASSETS, INC.
------------------------------------------------------------

Principal
Amount
(000)        Description                 Value (Note 1)
 ------------------------------------------------------------
Other Corporate Obligations (cont'd.)
             Citicorp
 $  10,000   6.5125%, 1/3/00                      $   10,000,000
             Conseco Finance Vehicle Trust
                1999(b)
    45,000   6.62125%, 1/18/00                        45,000,000
             Corporate Asset Funding Co.,
                Inc.(b)
   129,000   6.57125%, 1/20/00                       128,994,423
             Ford Motor Credit Co.(b)
   120,000   6.0375%, 2/18/00                        119,938,903
   181,000   6.17375%, 3/30/00                       180,867,175
             Goldman Sachs Group, LP(b)
   370,700   5.72625%, 1/18/00                       370,700,000
             Restructured Asset Security(b)
   132,000   6.55875%, 1/6/00                        132,000,000
   117,000   6.56875%, 1/10/00                       117,000,000
             Security Life of Denver Corp.(b)
    14,000   6.24625%, 1/12/00                        14,000,000
             Strategic Money Market Trust(b)
   179,000   6.2975%, 1/13/00                        179,000,000
    25,000   6.56125%, 1/18/00                        25,000,000
    69,000   6.18125%, 3/15/00                        69,000,000
             Travelers Insurance Co.(b)
    25,000   6.16%, 1/5/00                            25,000,000
             Variable Funding Capital Corp.(b)
   115,000   6.58125%, 1/24/00                       115,000,000
                                                  --------------
                                                   1,932,394,077
------------------------------------------------------------
U.S. Agencies - Non-discount--3.0%
             Federal Home Loan Bank
    44,000   4.90%, 2/11/00                           43,995,235
    56,000   4.95%, 2/17/00                           55,996,142
    75,000   5.035%, 2/25/00                          74,991,184
             Federal National Mortgage
                Association
 $  25,000   4.99%, 2/22/00                       $   24,999,466
                                                  --------------
                                                     199,982,027
------------------------------------------------------------
Total Investments--97.9%
             (amortized cost $6,512,919,714)       6,512,919,714
             Other assets in excess of
                liabilities--2.1%                    140,195,310
                                                  --------------
             Net Assets--100%                     $6,653,115,024
                                                  --------------
                                                  --------------

---------------
(a) Federal income tax basis for portfolio securities is the same as for financial reporting purposes.
(b) The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 1999 was as follows:

Commercial Banks.....................................   44.4%
Security Brokers & Dealers...........................   10.1
Asset Backed Securities..............................    8.9
Bank Holding Company.................................    8.7
Motor Vehicle........................................    8.5
Short-Term Business Credit...........................    5.4
Federal Credit.......................................    3.7
Personal Credit Institutions.........................    3.5
U.S. Treasury........................................    3.0
Phone Communication..................................     .9
Life Insurance.......................................     .7
Electric Industry....................................     .1
                                                       -----
                                                        97.9
Other assets in excess of liabilities................    2.1
                                                       -----
                                                       100.0%
                                                       -----
                                                       -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-20

Statement of Assets and Liabilities            PRUDENTIAL MONEYMART ASSETS, INC.
--------------------------------------------------------------------------------

Assets                                                                                                        December 31, 1999
                                                                                                              -----------------
Investments, at amortized cost which approximates market value..........................................       $ 6,512,919,714
Cash....................................................................................................               920,722
Receivable for Fund shares sold.........................................................................           202,138,291
Interest receivable.....................................................................................            47,146,679
Deferred expenses and other assets......................................................................               165,008
                                                                                                              -----------------
   Total assets.........................................................................................         6,763,290,414
                                                                                                              -----------------
Liabilities
Payable for Fund shares reacquired......................................................................           101,661,450
Accrued expenses........................................................................................             5,201,657
Management fee payable..................................................................................             1,655,765
Dividends payable.......................................................................................             1,315,531
Distribution fee payable................................................................................               340,987
                                                                                                              -----------------
   Total liabilities....................................................................................           110,175,390
                                                                                                              -----------------
Net Assets..............................................................................................       $ 6,653,115,024
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common Stock, at par ($.001 par value; 15 billion shares authorized for issuance)....................       $     6,653,115
   Paid-in capital in excess of par.....................................................................         6,646,461,909
                                                                                                              -----------------
Net assets, December 31, 1999...........................................................................       $ 6,653,115,024
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value, offering price and redemption price per share
      ($6,393,585,657 / 6,393,585,657 shares of common stock issued and outstanding)....................                  $1.00
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($259,529,367 / 259,529,367 shares of common stock issued and outstanding)........................                 $1.00
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-21

PRUDENTIAL MONEYMART ASSETS, INC.
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1999
Income
   Interest..............................     $ 343,743,514
                                            -----------------
Expenses
   Management fee........................        19,657,429
   Distribution fee--Class A.............         7,865,039
   Transfer agent's fees and expenses....        13,852,000
   Reports to shareholders...............         1,500,000
   Registration..........................           455,000
   Custodian's fees and expenses.........           200,000
   Insurance.............................           105,000
   Director's fees and expenses..........            39,000
   Audit fees and expenses...............            35,000
   Legal fees and expenses...............            30,000
   Miscellaneous.........................            72,765
                                            -----------------
      Total expenses.....................        43,811,233
                                            -----------------
Net investment income....................       299,932,281
                                            -----------------
Net Realized Loss on Investments
Net realized loss on investment
   transactions..........................           (75,947)
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................     $ 299,856,334
                                            -----------------
                                            -----------------

PRUDENTIAL MONEYMART ASSETS, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                Year Ended December 31,
in Net Assets                      1999                1998
Operations
   Net investment income...  $    299,932,281    $    346,805,006
   Net realized gain (loss)
      on investment
      transactions.........           (75,947)             24,512
                             ----------------    ----------------
   Net increase in net
      assets resulting from
      operations...........       299,856,334         346,829,518
                             ----------------    ----------------
Dividends and distributions
   to shareholders (Note 1)
      Class A..............      (289,099,677)       (336,977,571)
      Class Z..............       (10,756,657)         (9,851,947)
                             ----------------    ----------------
                                 (299,856,334)       (346,829,518)
                             ----------------    ----------------
Fund share transactions
   (Note 4)
   (At $1.00 per share)
   Proceeds from shares
      sold.................    32,858,644,444      30,787,213,555
   Net asset value of
      shares issued to
      shareholders in
      reinvestment of
      dividends and
      distributions........       284,993,693         329,144,169
   Cost of shares
      reacquired...........   (32,854,846,473)    (31,773,032,919)
                             ----------------    ----------------
   Net increase (decrease)
      in net assets from
      Fund share
      transactions.........       288,791,664        (656,675,195)
                             ----------------    ----------------
Total increase
   (decrease)..............       288,791,664        (656,675,195)
Net Assets
Beginning of year..........     6,364,323,360       7,020,998,555
                             ----------------    ----------------
End of year................  $  6,653,115,024    $  6,364,323,360
                             ----------------    ----------------
                             ----------------    ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-22

Notes to Financial Statements                  PRUDENTIAL MONEYMART ASSETS, INC.
--------------------------------------------------------------------------------
Prudential MoneyMart Assets, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund invests primarily in a portfolio of money market instruments maturing in thirteen months or less whose ratings are within the two highest rating categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant generally accepted accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuations: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.
Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Net investment income of the Fund consists of interest accrued and discount earned less estimated expenses applicable to the dividend period. Net investment income (other than distribution fees), and realized gains or losses, if any, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.
The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes.
Dividends and Distributions: All of the Fund's net investment income and net realized gains or losses, if any, are declared as dividends daily to the shareholders of record at the time of such declaration. Payment of dividends is made monthly.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $50 million and
 .30 of 1% of the Fund's average daily net assets in excess of $50 million.
The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A and Z shares of the Fund. The Fund reimburses the distributors for distributing and servicing the Fund's Class A shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the average daily net assets of the Class A shares. The Class A distribution fee is accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund. PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
--------------------------------------------------------------------------------
                                       B-23

Notes to Financial Statements                  PRUDENTIAL MONEYMART ASSETS, INC.
--------------------------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended December 31, 1999, the Fund incurred fees of approximately $13,153,000 for the services of PMFS. As of December 31, 1999, approximately $1,083,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Capital
The Fund offers Class A and Class Z shares. Class Z shares are not subject to any distribution and/or service fees and are offered exclusively for sale to a limited group of investors.
The Fund has authorized 15 billion shares of common stock, $.001 par value per share, divided into 13 billion authorized Class A shares and 2 billion authorized Class Z shares. Of the 6,653,115,024 shares of common stock issued and outstanding at December 31, 1999, PIFM owned 262 shares and 186 shares of Class A and Z, respectively.
Transactions in shares of common stock (at $1 net asset value per share) were as follows:

                                Year ended          Year ended
                               December 31,        December 31,
                                   1999                1998
                             ----------------    ----------------
Class A
---------------------------
Shares sold................    32,041,675,513      30,236,936,348
Shares issued in
  reinvestment of dividends
  and distributions........       274,562,853         319,520,177
Shares reacquired..........   (32,074,696,386)    (31,268,059,561)
                             ----------------    ----------------
Net increase (decrease) in
  shares outstanding.......       241,541,980        (711,603,036)
                             ----------------    ----------------
                             ----------------    ----------------
Class Z
---------------------------
Shares sold................       816,968,930         550,277,207
Shares issued in
  reinvestment of dividends
  and distributions........        10,430,840           9,623,992
Shares reacquired..........      (780,150,080)       (504,973,358)
                             ----------------    ----------------
Net increase (decrease) in
  shares outstanding.......        47,249,690          54,927,841
                             ----------------    ----------------
                             ----------------    ----------------

--------------------------------------------------------------------------------
                                       B-24

Financial Highlights                           PRUDENTIAL MONEYMART ASSETS, INC.
--------------------------------------------------------------------------------

                                                                 Class A                                            Class Z
                                  ----------------------------------------------------------------------     ---------------------
                                                                                                                  Year Ended
                                                         Year Ended December 31,                                 December 31,
                                  ----------------------------------------------------------------------     ---------------------
                                     1999           1998           1997           1996           1995          1999         1998
                                  ----------     ----------     ----------     ----------     ----------     --------     --------
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning of
   period......................   $    1.000     $    1.000     $    1.000     $    1.000     $    1.000     $  1.000     $  1.000
Net investment income and net
  realized gains...............         .046           .050           .050           .048           .054         .047         .051
Dividends and distributions to
  shareholders.................        (.046)         (.050)         (.050)         (.048)         (.054)       (.047)       (.051)
                                  ----------     ----------     ----------     ----------     ----------     --------     --------
Net asset value, end of
   period......................   $    1.000     $    1.000     $    1.000     $    1.000     $    1.000     $  1.000     $  1.000
                                  ----------     ----------     ----------     ----------     ----------     --------     --------
                                  ----------     ----------     ----------     ----------     ----------     --------     --------
TOTAL RETURN(a)................         4.69%          5.06%          5.09%          4.97%          5.51%        4.82%        5.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000).......................   $6,393,586     $6,152,044     $6,863,647     $7,315,223     $7,221,658     $259,529     $212,280
Average net assets (000).......   $6,292,031     $6,810,377     $7,121,692     $7,326,023     $6,914,520     $227,112     $194,669
Ratios to average net assets:
   Expenses, including
      distribution fee.........          .68%           .69%           .70%           .71%           .69%         .55%         .57%
   Expenses, excluding
      distribution fee.........          .55%           .57%           .58%           .59%           .56%         .55%         .57%
   Net investment income.......         4.60%          4.95%          4.97%          4.83%          5.38%        4.74%        5.07%
                                                March 1,
                                                1996(b)
                                                Through
                                              December 31,
                                   1997           1996
                                 --------     ------------
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning of
   period......................  $  1.000       $  1.000
Net investment income and net
  realized gains...............      .051           .040
Dividends and distributions to
  shareholders.................     (.051)         (.040)
                                 --------     ------------
Net asset value, end of
   period......................  $  1.000       $  1.000
                                 --------     ------------
                                 --------     ------------
TOTAL RETURN(a)................      5.22%          4.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000).......................  $157,352       $149,212
Average net assets (000).......  $159,508       $121,135
Ratios to average net assets:
   Expenses, including
      distribution fee.........       .58%           .59%(c)
   Expenses, excluding
      distribution fee.........       .58%           .59%(c)
   Net investment income.......      5.10%          4.86%(c)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than a full year are not annualized.
(b) Commencement of offering of Class Z shares.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-25

Report of Independent Accountants              PRUDENTIAL MONEYMART ASSETS, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of
Prudential MoneyMart Assets, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential MoneyMart Assets, Inc. (the 'Fund') at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended December 31, 1996 were audited by other independent accountants whose report dated February 6, 1997 was unqualified. PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 14, 2000
--------------------------------------------------------------------------------
                                       B-26

                                    APPENDIX


                             DESCRIPTION OF RATINGS

BOND RATINGS

     MOODY'S INVESTORS SERVICE, INC.-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier "1" indicates that the company ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the company ranks in the lower end of its generic rating category.

     STANDARD & POOR'S RATINGS GROUP-Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     DUFF AND PHELPS CREDIT RATING CO.-The following summarizes the ratings used by Duff & Phelps for long-term debt:

          "AAA": Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA+", "AA" or "AA-": High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A+", "A" or "A-": Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     FITCH IBCA-The following summarizes the ratings used by Fitch IBCA for long-term debt:

          "AAA": Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          "AA": Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          "A": High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

          "BBB": Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

COMMERCIAL PAPER RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. Issuers rated "Prime-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The designation A-1 indicates that the degree of safety regarding timely payment is strong. A "+" designation is applied to those issues rated A-1 which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation A-3 have adequate capacity for timely payment. They are however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     The following summarizes the ratings used by Duff & Phelps for short-term debt, which apply to all obligations with maturities of under one year, including commercial paper.

     D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     D-3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     The following summarizes the ratings used by Fitch IBCA for short-term debt, which apply to most obligations with maturities of less than 12 months, or up to three years for U.S. public finance securities:

          "F1": Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

          "F2": Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

          "F3": Fair credit quality. The capacity for timely payment of financial commitments is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

          "B": Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          "C": High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          "D": Default. Denotes actual or imminent payment default.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to short-term ratings other than "F1".

                                     PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS

          (a) Articles of Restatement of Articles of Incorporation, incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

          (b) By-Laws, incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

          (c)  (i) Form of stock certificate, incorporated by reference to
               Exhibit 4(a) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

               (ii) Instruments defining rights of shareholders incorporated by reference to Exhibits a and b.

          (d) (i) Management Agreement between the Registrant and Prudential Mutual Fund Management, incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

               (ii) Subadvisory Agreement between Prudential Mutual Fund Management and The Prudential Investment Corporation, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

               (iii) Amendment to Subadvisory Agreement between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.*

          (e) (i) Distribution Agreement, incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

               (ii) Distribution Agreement between the Registrant and Prudential Investment Management Service LLC.*

               (iii) Form of Dealer Agreement.*

          (f)  Not applicable.

          (g) Custodian Contract with State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

          (h) Transfer Agency and Service Agreement, incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

          (i) Opinion and Consent of Gardner, Carton & Douglas regarding legality of the securities being registered, incorporated by reference to Exhibit 10(b) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (2-55301), filed via EDGAR on December 31, 1998.

          (j)  Consent of Independent Accountants.*


          (k)  Not applicable.


          (l)  Not applicable.

          (m) (i) Distribution and Service Plan of Registrant incorporated by reference to Exhibit No. 15(b) to Post-Effective Amendment No. 28 on Form N-1A (2-55301) filed via EDGAR on February 17, 1994.

               (ii) Amended and Restated Distribution and Service Plan of Registrant.*

          (n) Rule 18f-3 Plan, incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on October 31, 1995.

----------
* Filed herewith

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 25. INDEMNIFICATION.

     As permitted by Sections 17(h) and 17(i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article X of the Registrant's By-Laws (Exhibit (b) to the Registration Statement) and Section 2-418 of the Maryland General Corporation Law, officers, directors, employees and agents of the Registrant may be indemnified against certain liabilities in connection with the Registrant except liabilities arising from misfeasance, bad faith, gross negligence or reckless disregard in the conduct of their respective duties. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 9 of the Distribution Agreements (Exhibit (e) to the Registration Statement), the Distributor of the Fund may be indemnified against certain liabilities it may incur. Such Article X of the By-Laws and Section 9 of the Distribution Agreement are hereby incorporated by reference in their entirety.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act), may be permitted to directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the Commission) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     Section 8 of the Management Agreement (Exhibit (d)(i) to the Registration Statement) limits the liability of Prudential Investments Fund Management LLC
(PIFM) to losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act) or losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by PIFM of its obligations and duties under the Management Agreement. Section 4 of the Subadvisory Agreement (Exhibit (d)(ii) to the Registration Statement) limits the liability of The Prudential Investment Corporation (PIC) to losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by PIC of its obligations and duties under the Subadvisory Agreement.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect and is consistently applied.

     The Registrant maintains an insurance policy insuring its officers and directors against certain liabilities and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting conflict of interest, intentional non-compliance with statutes or regulations or dishonesty, fraudulent or criminal acts or omissions. The insurance policy also insures the Registrant against the costs of indemnification payments to officers and directors under certain circumstances.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER (i) Prudential Investments Fund Management LLC (PIFM).

     See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services--Investment Adviser" in the Statement of Additional Information constituting Part B of this Post-Effective Amendment to the Registration Statement.

     The business and other connections of directors and officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

     The business and other connections of the directors and officers of PIFM are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


NAME AND ADDRESS               POSITION WITH PIFM                              PRINCIPAL OCCUPATIONS
----------------               ------------------                              ---------------------
Robert F. Gunia                Executive Vice President     Executive Vice President and Chief Administrative Officer,
                               and Chief Administrative        PIFM; Vice President, Prudential; President, Prudential
                               Officer                         Investment Management Services LLC (PIMS)

William V. Healey              Executive Vice               Executive Vice President, Chief Legal Officer and
                               President, Chief Legal          Secretary, PIFM; Vice President and Associate General
                               Officer and Secretary           Counsel, Prudential; Senior Vice President, Chief Legal

                                                               Officer and Secretary, PIMS

Brian W. Henderson             Executive Vice President     Executive Vice President, PIFM; Senior Vice President and
                                                               Chief Operating Officer, PIMS

David R. Odenath, Jr.          Officer in Charge,           Officer in Charge, President, Chief Executive Officer and
                               President, Chief                Chief Operating Officer, PIFM; Senior Vice President,
                               Executive Officer and           The Prudential Insurance Company of America (Prudential)
                               Chief Operating Officer

Stephen Pelletier              Executive Vice President     Executive Vice President, PIFM

Judy A. Rice                   Executive Vice President     Executive Vice President, PIFM

Lynn M. Waldvogel              Executive Vice President     Executive Vice President, PIFM


     (ii) The Prudential Investment Corporation (PIC).

     See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services--Investment Adviser" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102-4077.

NAME AND ADDRESS               POSITION WITH PIC                               PRINCIPAL OCCUPATIONS
----------------               -----------------                               ---------------------
Jeffrey Hiller                 Chief Compliance Officer     Chief Compliance Officer, Prudential Global Asset Management
John R. Strangfeld, Jr.        Chairman of the Board,       President of Prudential Global Asset Management Group of

                               President, Chief                Prudential; Senior Vice President, Prudential; Chairman
                               Executive Officer and           of the Board, President, Chief Executive Officer and

                               Director                        Director, PIC

Bernard Winograd               Senior Vice President        Chief Executive Officer, Prudential Real Estate Investors;
                               and Director                    Senior Vice President and Director, PIC


ITEM 27. PRINCIPAL UNDERWRITERS

     (a) Prudential Investment Management Series LLC.

     Prudential Investment Management Series LLC is distributor for Prudential Government Securities Trust, The Target Portfolio Trust, Cash Accumulation Trust, COMMAND Government Fund, COMMAND Money Fund, COMMAND Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Developing Markets Fund, Prudential Diversified Bond Fund, Inc., Prudential Diversified Funds, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential High Yield Fund, Inc., Prudential Index Series Fund, Prudential MoneyMart Assets Inc., Prudential Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential International Bond Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., The Prudential Investment Portfolios, Inc., Prudential Mid-Cap Value Fund, Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential 20/20 Focus Fund, Prudential World Fund, Inc. and Target Funds.

     (b) Information concerning officers of Prudential Investment Management Services LLC is set forth below.

                                 POSITIONS AND                                             POSITIONS AND
                                 OFFICES WITH                                              OFFICES WITH
NAME(1)                          UNDERWRITER                                               REGISTRANT
----                             -------------                                             --------------
Margaret Deverell                Vice President and Chief Financial Officer                None

Kevin Frawley                    Senior Vice President and Compliance Officer              None

Robert F. Gunia                  President                                                 Vice President and Director

William V. Healey                Senior Vice President, Secretary and                      None
                                   Chief Legal Officer

Brian W. Henderson               Senior Vice President and Officer                         None

John R. Strangfeld, Jr.          Advisory Board Member                                     President and Director


(1) The address of each person named is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, unless otherwise indicated.

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b) (4), (5), (6), (7), (9), (10) and (11) and 31a-1 (d)
and (f) will be kept at Gateway Center Three, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 29. MANAGEMENT SERVICES

     Other than as set forth under the captions "How the Fund is Managed--Manager" and "How the Fund is Managed--Distributor" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 28th day of February, 2000.


                                    PRUDENTIAL MONEYMART ASSETS, INC.

                                    /s/  John R. Strangfeld, Jr.
                                         ------------------------------------
                                         (JOHN R. STRANGFELD, JR., PRESIDENT)


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                 SIGNATURE                          TITLE                                  DATE
                 ---------                          -----                                  ----
     /s/  Delayne D. Gold                    Director                                 February 28, 2000
--------------------------------
          DELAYNE D. GOLD

     /s/  Robert F. Gunia                    Vice President and Director              February 28, 2000
--------------------------------
          ROBERT F. GUNIA

     /s/  Robert E. LaBlanc                  Director                                 February 28, 2000
--------------------------------
          ROBERT E. LABLANC

     /s/  David R. Odenath, Jr.              Director                                 February 28, 2000
--------------------------------
          DAVID R. ODENATH, JR.

     /s/  Robin B. Smith                     Director                                 February 28, 2000
--------------------------------
          ROBIN B. SMITH

     /s/  Stephen Stoneburn                  Director                                 February 28, 2000
--------------------------------
          STEPHEN STONEBURN

     /s/  John R. Strangfeld                 Director and President                   February 28, 2000
--------------------------------
          JOHN R. STRANGFELD

     /s/  Nancy H. Teeters                   Director                                 February 28, 2000
--------------------------------
          NANCY H. TEETERS

     /s/  Clay T. Whitehead                  Director                                 February 28, 2000
--------------------------------
          CLAY T. WHITEHEAD

     /s/  Grace C. Torres                    Treasurer, Principal Financial and       February 28, 2000
--------------------------------               Accounting Officer
          GRACE C. TORRES


                                  EXHIBIT INDEX

(a) Articles of Restatement of Articles of Incorporation, incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

(b) By-Laws, incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

(c) (i) Form of stock certificate, incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997. (ii) Instruments defining rights of shareholders incorporated by reference to Exhibits a and b.

(d) (i) Management Agreement between the Registrant and Prudential Mutual Fund Management, incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

     (ii) Subadvisory Agreement between Prudential Mutual Fund Management and The Prudential Investment Corporation, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

     (iii) Amendment to Subadvisory Agreement between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.*

(e) (i) Distribution Agreement, incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

     (ii) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC.*

     (iii) Form of Dealer Agreement.*

(f)  Not applicable.

(g) (i) Custodian Contract with State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

(h) Transfer Agency and Service Agreement, incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (2-55301) filed via EDGAR on February 27, 1997.

(i) Opinion and Consent of Gardner, Carton & Douglas regarding legality of the securities being registered, incorporated by reference to Exhibit 10(b) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (2-55301), filed via EDGAR on December 31, 1998.

(j)  Consent of Independent Accountants.*

(k)  Not applicable.

(l)  Not applicable.

(m) (i) Distribution and Service Plan of Registrant incorporated by reference to Exhibit No. 15(b) to Post-Effective Amendment No. 28 on Form N-1A (2-55301) filed via EDGAR on February 17, 1994.

     (ii) Amended and Restated Distribution and Service Plan of Registrant.*

(n) Rule 18f-3 Plan, incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A 2-55301 filed via EDGAR on October 31, 1995.


----------
* Filed herewith.